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EXHIBIT 32.1

SECTION 906 CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER

        I, Jack L. Messman, Chief Executive Officer of Novell, Inc., a Delaware corporation (the "Company"), hereby certify that:

  (1)
  The Company's periodic report on Form 10-Q for the period ended January 31, 2004 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

  (2)
  The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

* * *

CHIEF EXECUTIVE OFFICER
/s/ JACK L. MESSMAN Jack L. Messman
Date: March 12, 2004

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SECTION 906 CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER